As filed with the Securities and Exchange Commission on August 14, 1997
                                                 Registration No. 333-_______
------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ------------------


                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                 Praxair, Inc.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)


                 Delaware                                 06-1249050
         ------------------------              ---------------------------------
         (State of incorporation)              (IRS Employer Identification No.)

                39 Old Ridgebury Road, Danbury, CT  06810-5113
               ------------------------------------------------
                   (Address of principal executive offices)

                          Praxair Distribution, Inc.
                            401(k) Retirement Plan
               ------------------------------------------------
                           (Full title of the plan)

                               David H. Chaifetz
                 Vice President, General Counsel and Secretary
                                 Praxair, Inc.
                            39 Old Ridgebury Road,
                            Danbury, CT  06810-5113
               ------------------------------------------------
                    (Name and address of agent for service)

                                (203) 837-2000
               ------------------------------------------------
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE


=======================================================================================================================
Title of Securities to   Amount to be      Proposed maximum              Proposed maximum              Amount of
be registered(1)         registered        offering price per share(2)   aggregate offering price(2)   registration fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock,            100,000 Shares    $53.25                        $5,325,000                    $1,613.64
$.01 par value
=======================================================================================================================


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, the registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended on the basis of the average of the high and low prices reported in the consolidated reporting system on August 12, 1997.


                        Exhibit Index is located at page II-8

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

            The document(s) containing information specified by Part I of this Form S-8 Registration Statement (the "Registration Statement") will be sent or given to participants in the Praxair Distribution, Inc. 401(k) Retirement Plan (the "Plan"), as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Praxair Distribution, Inc. is a wholly owned subsidiary of Praxair, Inc., a Delaware corporation. Such document(s) are not being filed with the Commission but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of
Part II hereof), a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents have been filed by Praxair, Inc. (the "Registrant") with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and are hereby incorporated by reference in this Registration Statement:

            (a) The description of the Registrant's Common Stock, $.01 par value, contained in the Registrant's Registration Statement on Form 10 (File No. 1-11037), filed with the Commission on March 10, 1992, as amended by Form 8, dated May 22, 1992, Form 8, dated June 9, 1992, and Form 8, dated June 12, 1992.

            (b) The Company's Annual Report on Form 10-K for the year ended December 31, 1996, which contains audited financial statements for the most recent year for which such statements have been filed.

            (c) All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

            Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

            None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Reference is made to Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), which provides for indemnification of directors, officers and other employees in certain circumstances, and to Section 102(b)(7) of the DGCL, which provides for the elimination or limitation of the personal liability for monetary damages of directors under certain circumstances. Article VIII of the Restated Certificate of Incorporation of the Registrant eliminates the personal liability for monetary damages of directors under certain circumstances and provides indemnification to directors and officers of the Registrant to the fullest extent permitted by the DGCL. Among other things, these provisions provide indemnification for officers and directors against liabilities for judgments in and settlements of lawsuits and other proceedings and for the advance and payment of fees and expenses reasonably incurred by the director or officer in defense of any such lawsuit or proceeding.

            The directors and officers of the Registrant are covered by insurance policies indemnifying against certain liabilities, including certain liabilities, arising under the Securities Act of 1933, which might be incurred by them in such capacities and against which they may not be indemnified by the Corporation.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

            Not Applicable.

ITEM 8.  EXHIBITS.



Exhibit
NUMBER                       DESCRIPTION

   4.1      The Praxair Distribution, Inc. 401 (k) Retirement Plan

   4.2 Article IV of the Registrant's Restated Certificate of Incorporation, defining the rights of holders of the capital stock of the Registrant (incorporated herein by reference to Appendix
            A to the Registrant's Information Statement, filed as Exhibit 2.01 to the Registrant's Registration Statement on Form 10 (File No. 1-11037), filed with the Commission on March 10, 1992, as amended by Form 8, dated May 22, 1992, Form 8, dated June 9,
            1992, and Form 8, dated June 12, 1992)


   4.3 Form of Rights Agreement between the Registrant and The Bank of New York, as Rights Agent (incorporated herein by reference to Exhibit
            4.02 to the Registrant's Registration Statement on Form 10 (File No. 1-11037), filed with the Commission on March 10, 1992, as amended by Form 8, dated May 22, 1992, Form 8, dated June 9, 1992, and Form 8, dated June 12, 1992)

   5        Opinion of Kelley Drye & Warren LLP, Counsel to Registrant

23.1        Consent of Price Waterhouse, Independent Auditors

23.2 Consent of Kelley Drye & Warren LLP (included in opinion filed as Exhibit 5)

24 Powers of Attorney of Directors and Certain Officers of the Registrant (included on the signature pages hereof)

ITEM 9.  UNDERTAKINGS.

            THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and the price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that subparagraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed by the Company pursuant to Section 13 or 15(d) of the 1934 Act that are incorporated by reference in the Registration Statement; provided, however, that paragraphs
(a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (4) That, for the purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Sections 13(a) or 15(d) of the 1934 Act (and where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the 1934
Act), that it is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions described in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            (6) The undersigned Registrant hereby undertakes that the Registrant will take the necessary actions to submit the Praxair Distribution, Inc. 401(k) Retirement Plan to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS to qualify the Plan.

                                  SIGNATURES


            THE PLAN. Pursuant to the requirements of the Securities Act of 1933, as amended, the Praxair Distribution, Inc. 401 (k) Retirement Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut on the 18th day of July, 1997.


                                  By JOHN A. CLERICO
                                     -------------------------------------------
                                     John A. Clerico
                                     Vice President and Chief Financial Officer
                                     (On behalf of the Plan and as
                                     Principal Financial Officer)


            Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut on this 18th day of July, 1997.

                                  PRAXAIR, INC.


                                  By: J. ROBERT VIPOND
                                     -------------------------------------------
                                     J. Robert Vipond
                                     Vice President and
                                     Controller
                                     (On behalf of the Registrant
                                     and as Principal Accounting Officer).




                               POWER OF ATTORNEY

            Each person whose signature appears below appoints each of David H. Chaifetz and John A. Clerico, his attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission, any amendments to this Registration Statement (including post-effective amendments), and generally to do anything else necessary or proper in connection therewith.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       SIGNATURE               TITLE                         DATE


H. WILLIAM LICHTENBERGER       Chairman and Chief            July 22, 1997
-----------------------------  Executive Officer
   H. William Lichtenberger    (Principal Executive Officer)

JOHN A. CLERICO                Vice President, Chief         July 18, 1997
-----------------------------  Financial Officer,
   John A. Clerico             and Director (Principal
                               Financial Officer)


EDGAR G. HOTARD                President and Director        July 22, 1997
-----------------------------
   Edgar G. Hotard


ALEJANDRO ACHAVAL              Director                      July 22, 1997
-----------------------------
   Alejandro Achaval


C. FRED FETTEROLF              Director                      July 22, 1997
-----------------------------
   C. Fred Fetterolf


DALE F. FREY                   Director                      July 22, 1997
-----------------------------
   Dale F. Frey


CLAIRE W. GARGALLI             Director                      July 22, 1997
-----------------------------
   Claire W. Gargalli


RONALD L. KUEHN JR.            Director                      July 22, 1997
-----------------------------
   Ronald L. Kuehn Jr.


RAYMOND W. LEBOEUF             Director                      July 22, 1997
-----------------------------
   Raymond W. LeBoeuf

BENJAMIN F. PAYTON             Director                      July 22, 1997
-----------------------------
   Benjamin F. Payton


G. JACKSON RATCLIFFE, JR.      Director                      July 22, 1997
-----------------------------
   G. Jackson Ratcliffe, Jr.


H. MITCHELL WATSON, JR.        Director                      July 22, 1997
-----------------------------
   H. Mitchell Watson, Jr.

                                  EXHIBIT INDEX


                                                                 SEQUENTIAL
EXHIBIT                                                          PAGE
NUMBER                    DESCRIPTION                            NUMBER
-------                   -----------                            ----------

4.1        Praxair Distribution, Inc. 401 (k) Retirement
           Plan

4.2        Article IV of the Registrant's Restated               Incorporated by
           Certificate of Incorporation, defining the            reference
           rights of holders of the capital stock of the Registrant(incorporated herein by reference to Appendix A to the Registrant's Information
           Statement, filed as Exhibit 2.01 to the
           Registrant's Registration Statement on Form 10
           (File No. 1-11037), filed with the Commission on March 10, 1992, as amended by Form 8, dated
           May 22, 1992, Form 8, dated June 9, 1992, and
           Form 8, dated June 12, 1992)


4.3        Form of Rights Agreement between the                  Incorporated by
           Registrant and The Bank of New York, as               reference
           Rights Agent (incorporated herein by reference to Exhibit 4.02 to the Registrant's Registration
           Statement on Form 10 (File No. 1-11037), filed with the Commission on March 10, 1992, as amended by Form 8, dated May 22, 1992, Form 8, dated
           June 9, 1992, and Form 8, dated June 12, 1992)

5          Opinion of Kelley Drye & Warren LLP,
           Counsel to Registrant

23.1       Consent of Price Waterhouse, Independent
           Auditors

23.2       Consent of Kelley Drye & Warren LLP
           (included in opinion filed as Exhibit 5)

24         Powers of Attorney of Directors and Certain
           Officers of the Registrant (included on the signature pages hereof)